NEWPARK RESOURCES PRESENTATION FEBRUARY 2020

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2019, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the availability of raw materials; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our ability to execute our business strategy and make successful business acquisitions and capital investments; our market competition; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our compliance with environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; the potential impairments of goodwill and long-lived intangible assets; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; cybersecurity breaches or business system disruptions; and fluctuations in the market value of our publicly traded securities. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. 2

NON-GAAP FINANCIAL MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non- GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. 3

COMPANY OVERVIEW Consolidated Revenues $1,000 $947 . Newpark’s value-proposition is driven by $900 $820 a focus on providing leading technology $800 $748 that reduces customer’s total operating $677 $700 costs, risk, and environmental impact. $600 Two operating segments: $500 $471 $400 Fluids Systems rd Revenues ($ Revenues millions) $300 3 largest global provider of drilling and $200 completions fluids chemistry to oil and gas $100 exploration industry** $0 2015 2016 2017 2018 2019 Mats and Integrated Services Leading provider of engineered worksite 2019 - Breakdown by Segment access solutions, with diversified customer base across industries Revenue EBITDA*  Oil and gas exploration  Energy infrastructure 24% 27% Fluids Systems – Electrical transmission and Mats and distribution Integrated Services 76% 73% – Pipeline  Construction and other general access * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA contribution % based on Segment EBITDA and excludes Corporate Office expenses. ** Source: 2019 Oilfield Market Report, Spears & Associates, Inc. 4

GLOBAL STRENGTH 2019 - Revenue by Region U.S. Europe, Middle East, Rest of World Africa 7% 22% 71% 5

FLUIDS SYSTEMS - OVERVIEW Total Segment Revenues . Leveraging position as third largest global provider of Drilling & Completion Fluids*, $800 $716 expanding presence with more stable IOC $700 $616 $620 & NOC markets $600 $581 $500  IOC/NOC customer base reflects ~ 1/3 of $395 segment revenue, including expanding presence $400 in Gulf of Mexico $300 $200 Deepwater GOM Revenues Revenues ($ millions) $100 $50 $0 $40 $37 2015 2016 2017 2018 2019 $30 $20 2019 - Revenue by Region $10 $8 $8 Revenues ($MIL) Revenues $0 8% 2017 2018 2019 28% 58% . Keys to driving improvement in returns  Expansion in targeted growth areas, including GOM and international markets 6%  Synergistic expansion of offering into Completion Fluids & Stimulation Chemicals  Rationalize footprint in U.S. land and shift to more U.S. Land U.S. GOM Europe, Middle East, Rest of World Africa variable cost structure  Limit U.S. land investments and optimize working capital 6 * Source: 2019 Oilfield Market Report, Spears & Associates, Inc.

FLUIDS SYSTEMS – LEADING TECHNOLOGY Developing Total Fluids Solutions . Our focus on sustainability is a driving force behind breakthroughs in our Evolution® high performance water-based drilling fluid systems, which offer environmentally-sound solutions to the rigorous operational demands of today’s most challenging wells STIMULATION FLUIDS . Innovative reservoir drill-in fluids (RDF) and associated breakers to protect the reservoir from damage and extend the life of the reservoir asset . Hydraulic fracturing and matrix acidizing chemicals designed with an understanding of reservoir-fluid interactions and engineered to maximize reservoir estimated ultimate recovery (EUR) at the lowest cost . Engineering modeling and simulation software for effective planning and flawless TM execution of fluid applications 7

FLUIDS SYSTEMS – NORTH AMERICA North American Revenues 600 . Swift actions being taken to $477 500 $427 transition North American operations $395 400 $352  Reducing operational footprint while 300 maintaining presence in all key $183 markets 200  Reducing overhead and support by Revenue ($ millions) Revenue 100 focusing efforts on basins and 0 customers that demonstrate greater 2015 2016 2017 2018 2019 stability (1) NAM Revenues & Avg NAM Rig Count  Expanding product offering into Revenue NAM Rig Count Stimulation Chemicals, providing $500 $477 customers with Total Fluids Solutions $450 $427 1,500 $395 $400 $352 1,250 . Revenue has meaningfully $350 1,223 1,170 outperformed industry rig counts in $300 1,083 1,077 1,000 recent years driven in part by our $250 $183 750 entry into Gulf of Mexico $200 NAM Rig Count Rig NAM  Gulf of Mexico Completion Fluids $150 639 Revenue ($ Millions) Revenue 500 facility operational Q1 2019, critical $100 250 element of GOM success $50 $0 0 2015 2016 2017 2018 2019 (1) Source: Baker Hughes Company 8

NEWPARK

FLUIDS SYSTEMS – MARKET EXPANSION UNDERWAY

Manufacturing



Technical



Distribution


Canada
United States
Mexico

- **Market expansion capitalizes upon existing Fluids Systems infrastructure, expertise and market credibility**

Deepwater Gulf of Mexico

- Expansion and extension of Shell contract through 2020, sets the stage for year over year growth
- Project with a second IOC scheduled for Q2 2020
- DW Completion Fluids in GOM providing additional growth platform for future

Stimulation Chemicals

- 47%* of US chemical purchases de-bundled from horsepower, translating to addressable market of ~$3 billion annually; first revenues achieved in Q4 2019
- Although the pace of commercialization has been negatively impacted by challenging NAM market conditions, qualification process and field trials continue to validate the value proposition for stimulation chemical offering
- Organic product line extension poised for growth in 2020, with chemical supply contract for first frac fleet awarded in Q1 2020

GOM Shorebase



*Source: Kimberlite International Oilfield Research, 2018

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FLUIDS SYSTEMS – INTERNATIONAL International Revenues . Strong IOC/NOC presence has been key $250 $239 $229 $220 to more stable revenue and profitability $212 $200 $193 through the industry cycle  Revenue reduction in 2019 resulted $150 primarily from contract transitions in $100 Algeria and Brazil $50 . International IOC/NOC stability benefits Revenue ($ millions) Revenue from: $0 2015 2016 2017 2018 2019  Longer term contracts  Fewer qualified competitors . International presence remains key to 2019 our strategy, as we seek to further International Revenues by Customer Type leverage growing IOC/NOC relationships globally . Key contract awards 30%  Kuwait (KOC) 70%  Algeria (Sonatrach)  Cyprus (ENI) . Growth expected in 2020, driven by favorable market dynamics and new contract start-ups IOC/NOC Regional Independent 10

MATS & INTEGRATED SERVICES - OVERVIEW Total Segment Revenues $250 . Leading provider of engineered $231 worksite access solutions, where our $200 $200 systems are designed to:  Reduce customer operating costs  Reduce customer execution risk $150 $132  Improve environmental sustainability $100 $96 $76 . With expanding presence in multi- Revenues ($ Revenues millions) billion dollar Energy Infrastructure $50 market, non-E&P end-markets contributed $110m (55%) of segment $0 2015 2016 2017 2018 2019 revenue in 2019 2019 Revenue By End-Market Non-E&P R&S Revenue . Revenues include Rentals & ($MIL) ($MIL) Service (R&S), as well as Sales of $80 manufactured products $56 $70 $65 $61 $60  2017 acquisition significantly $79 $53 expanded service revenues $50 $40 . Key R&S competitive advantages $8 $57 $30 $20  Service capabilities $10  Size of composite mat rental fleet Oil & Gas R&S $0  Low-cost manufacturing Energy Infrastructure R&S 2017 2018 2019  Patented technology Other R&S  R&D expertise Direct Sales 11

MATS - COMPETITIVE ADVANTAGES ACROSS INDUSTRIES Transportation, Enhanced Superior Install, and Environmental Scale and Quality Remediation Sustainability & Responsiveness Efficiency Safety 12

MATS – CORE MARKET OVERVIEW Exploration & Production Pipeline SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY Transmission & Distribution Construction & Other SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY 13

NEWPARK
FINANCIAL FOCUS

Free Cash Flow (1)


$ Millions
$60
$40
$20
$0
-$20
-$40
$55
($23)
$15
$21
$41
2015
2016
2017
2018
2019


Capital Structure
Total Debt
Net Debt (1)
Total Debt to Capital Ratio
Debt ($MIL)
$200
$150
$100
$50
$0
$179
$71
$156
$68
$160
$104
$162
$106
$160
$111
35%
32%
29%
26%
23%
20%
Ratio
2015
2016
2017
2018
2019

Cash Flow and Liquidity Profile

- Generating consistent positive free cash flow while funding strategic growth initiatives
- Modest debt burden provides flexibility

Near-Term Focus

- Ongoing efforts to improve Fluids returns on US land and optimize working capital to enhance free cash flow generation
- Limit investments into commoditized or unstable markets while supporting long-term strategic focus
- Continue repatriation of excess cash from foreign subsidiaries

Long-Term Strategic Focus

- Continue expansion into Energy Infrastructure R&S market in Mats
- Continue expansion with more stable IOC/NOC customers
- Continue synergistic expansion of product offering to leverage global footprint

(1) Free Cash Flow and Net Debt are non-GAAP financial measures. See reconciliations to the most comparable GAAP measures in the Appendix to this presentation.

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APPENDIX

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) 16

OPERATING SEGMENT RESULTS (UNAUDITED) (1) Fluids Systems operating loss for the three months ended December 31, 2019 includes a total of $17.0 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $5.6 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs. Fluids Systems operating income for the three months ended December 31, 2018 includes a total of $2.5 million of charges associated with severance costs and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. Fluids Systems operating income for the twelve months ended December 31, 2019 includes a total of $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. Fluids Systems operating income for the twelve months ended December 31, 2018 includes a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. (2) Corporate office operating loss for the three months ended December 31, 2019 includes a total of $1.1 million of charges associated with severance costs. Corporate office operating loss for the twelve months ended December 31, 2019 includes a total of $4.5 million of charges associated with the modification of the Company’s retirement policy and severance costs. Corporate office operating loss for the twelve months ended December 31, 2018 includes a charge of $1.8 million associated with the retirement and transition of our former Senior Vice President, General Counsel and Chief Administrative Officer. 17

CONSOLIDATED BALANCE SHEETS (UNAUDITED) 18

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) 19

NON-GAAP FINANCIAL MEASURES (UNAUDITED) The following tables reconcile the Company’s net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measure of EBITDA: (1) 2019 net loss and EBITDA include a total of $23.2 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $11.8 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 net income and EBITDA include a total of $6.8 million of charges, consisting of a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. 2016 net loss and EBITDA include $13.8 million of charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. 2015 net loss and EBITDA include $88.7 million of charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation. 20

NON-GAAP FINANCIAL MEASURES (UNAUDITED) (1) 2019 Fluids Systems operating income and EBITDA include $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 Fluids Systems operating income and EBITDA include a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. 2016 Fluids Systems operating income and EBITDA include $15.6 million of charges associated with asset impairments and workforce reductions. 2015 Fluids Systems operating income and EBITDA include $82.7 million of charges associated with goodwill and other asset impairments and workforce reductions. (1) 2016 Mats and Integrated Services operating income and EBITDA include $0.3 million of charges associated with workforce reductions. 2015 Mats and Integrated Services operating income and EBITDA include $0.7 million of charges associated with workforce reductions. 21

NON-GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s net cash provided by operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow: 22

NON-GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital: 23

EXPERIENCED LEADERSHIP Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Matthew Lanigan President Mats & Integrated Services 24

MANAGEMENT BIOGRAPHIES Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), the National Ocean Industries Association (NOIA), and the National Association of Manufacturers (NAM). Additionally, Mr. Howes is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 25

MANAGEMENT BIOGRAPHIES Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. 26

MANAGEMENT BIOGRAPHIES Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 27

BOARD OF DIRECTORS Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 28

FOCUSED ON CUSTOMER NEEDS